EXHIBIT 10.2

Dunn Commercial, LP

Texas Association of Realtors®
COMMERCIAL LEASE
USE OF THIS FORM BY PERSONS WHO ARE NOT MEMBERS OF THE TEXAS ASSOCIATION OF REALTORS® IS NOT AUTHORIZED
©Texas Association of REALTORS®, Inc. 2002

Table of Contents

No.	Paragraph Description		Pg.	No.	Paragraph Description	Pg.

1.	Parties		2	22.	Holdover	11
2.	Leased Premises		2	23.	Landlord's Lien & Security Interest	11
3.	Term		2	24.	Assignment and Subletting	11
	A.	Term		25.	Relocation	11
	B.	Delay of Occupancy		26.	Subordination	11
4.	Rent and Expenses		3	27.	Estoppel Certificates	12
	A.	Base Monthly Rent		28.	Casualty Loss	12
	B.	First Full Month's Rent		29.	Condemnation	12
	C.	Prorated Rent		30.	Attorney's Fees	12
	D.	Additional Rent		31.	Representations	13
	E.	Place of Payment		32.	Brokers	13
	F.	Method of Payment		33.	Addenda	13
	G.	Late Charges		34.	Notices	14
	H.	Returned Checks		35.	Special Provisions	14
5.	Security Deposit		4	36.	Agreement of the Parties	14
6.	Taxes		4
7.	Utilities		4
8.	Insurance		5		ADDENDA & EXHIBITS (check all that apply)
9.	Use and Hours		6
10.	Legal Compliance		6	☑	Exhibit Oakhollow Business Park Rules and Regulations
11.	Signs		7	☑	Exhibit Floorplan/Siteplan
12.	Access By Landlord		7	☐	Commercial Lease Addendum for Broker's Fee
13.	Move-In Condition		7	☑	Commercial Lease Expense Reimbursement Addendum
14.	Move-Out Condition		7	☐	Commercial Lease Addendum for Extension Option
15.	Maintenance and Repairs		8	☐	Commercial Lease Addendum for Percentage Rent
	A.	Cleaning		☐	Commercial Lease Parking Addendum
	B.	Conditions Caused by a Party		☐	Commercial Landlord's Rules and Regulations
	C.	Repair & Maintenance Responsibility		☐	Commercial Lease Guaranty
	D.	Repair Persons		☐	Commercial Lease Right of First Refusal Addendum
	E.	HVAC Service Contract		☐	Commercial Lease Addendum for Optional Space
	F.	Common Areas		☐	Commercial Leasehold Construction Addendum
	G.	Notice of Repairs		☐
	H.	Failure to Repair		☐
16.	Alterations		9
17.	Liens		9
18.	Liability		10
19.	Indemnity		10
20.	Default		10
21.	Abandonment, Interruption of Utilities, Removal of Property & Lockout		10

(TAR-2101) 6-7-02	Initialed for identification by Tenants: _____, _____, and Landlord: _____, _____	Page 1 of 15
Produced by Realty One Software, P.O. Box 2489, Amarillo, TX 79105, (806) 342-0217
Provided by David R. Dunn, SIOR, CCIM 08/04/2006 ID: Blank

Texas Association of Realtors®
COMMERCIAL LEASE
USE OF THIS FORM BY PERSONS WHO ARE NOT MEMBERS OF THE TEXAS ASSOCIATION OF REALTORS® IS NOT AUTHORIZED
©Texas Association of REALTORS®, Inc. 2002

1.	PARTIES: The parties to this lease are:

		Tenant:	Preferred RX, LLC
1221 Corporate Dr Arlington, TX 76006 ; and

		Landlord:	Oak Hollow Partners LLC ; and
c/o Classic Property Management .

2.	LEASED PREMISES:

	A.	Landlord leases to Tenant the following described real property, known as the "leased premises," along with all its improvements (Check only one box):

	☑	(1)	Multiple-Tenant Property: Suite or Unit Number 1221 containing approximately 5,004 square feet of rentable area in Oakhollow Business Park (building name)at 1221 Corporate Dr (address) in Arlington (city), Tarrant (county), Texas, which is legally described on attached Exhibit or as follows: Brookhollow/Arlington Addition Blk 2 Lot 3R .

	☐	(2)	Single-Tenant Property: The real property at: ______________________ (address) in ________________________________ (city), ______________________ (county), Texas, which is legally described on attached Exhibit ____________________________ or as follows: __________________________________________.

	B.	If Paragraph 2A(1) applies:
		(1)	"Property" means the building or complex in which the leased premises are located, inclusive of any common areas, drives, parking areas, and walks; and
		(2)	the parties agree that the rentable area of the leased premises may not equal the actual or useable area within the leased premises and may include an allocation of common areas in the Property.

3.	TERM:

	A.	Term: The term of this lease is 60 months and 0 days, commencing on: September 1, 2007 (Commencement Date) and ending on August 31, 2012 (Expiration Date).

(TAR-2101) 6-7-02	Initialed for identification by Tenants: _____, _____, and Landlord: _____, _____	Page 2 of 15
Produced by Realty One Software, P.O. Box 2489, Amarillo, TX 79105, (806) 342-0217
Provided by David R. Dunn, SIOR, CCIM 08/04/2006 ID: Blank

Commercial Lease concerning:	1221 Corporate Dr

B.
Delay of Occupancy:  If Tenant is unable to occupy the leased premises on the Commencement Date because of construction on the leased premises to be completed by Landlord that is not substantially complete or a prior tenant's holding over of the leased premises, Landlord will not be liable to Tenant for such delay and this lease will remain enforceable.  In the event of such a delay, the Commencement Date will automatically be extended to the date Tenant is able to occupy the Property and the Expiration Date will also be extended by a like number of days, so that the length of this lease remains unchanged.  If Tenant is unable to occupy the leased premises after the 90th day after the Commencement Date because of construction on the leased premises to be completed by Landlord that is not substantially complete or a prior tenant's holding over of the leased premises, Tenant may terminate this lease by giving written notice to Landlord before the leased premises become available to be occupied by Tenant and Landlord will refund to Tenant any amounts paid to Landlord by Tenant.  This Paragraph 3B does not apply to any delay in occupancy caused by cleaning or repairs.

	C.	Unless the parties agree otherwise, Tenant is responsible for obtaining a certificate of occupancy for the leased premises if required by a governmental body.

4.	RENT AND EXPENSES:

	A.	Base Monthly Rent: On or before the first day of each month during this lease, Tenant will pay Landlord base monthly rent as described on attached Exhibit __________ or as follows:

from	September 1, 2007 to August 31, 2008 :		$4,129.00 ;
from	September 1, 2008 to August 31, 2009 :		$4,546.00 ;
from	September 1, 2009 to August 31, 2010 :		$4,963.00 ;
from	September 1, 2010 to August 31, 2011 :		$5,172.00 ;
from	September 1, 2011 to August 31, 2012 :		$5,380.00 .
from	______________ to ____________ :	$	_______

B.	First Full Month's Rent: The first full base monthly rent is due on or before September 1, 2007

C.
Prorated Rent:  If the Commencement Date is on a day other than the first day of a month, Tenant will pay Landlord as prorated rent, an amount equal to the base monthly rent multiplied by the following fraction:  the number of days from the Commencement Date to the first day of the following month divided by the number of days in the month in which this lease commences. The prorated rent is due on or before the Commencement Date.

D.	Additional Rent: In addition to the base monthly rent and prorated rent, Tenant will pay Landlord all other amounts, as provided by the attached (Check all that apply.):

☑	(1)	Commercial Expense Reimbursement Addendum
☐	(2)	Commercial Percentage Rent Addendum
☐	(3)	Commercial Parking Addendum
☐	(4)	_________________________________________________________________________________

All amounts payable under the applicable addenda are deemed to be "rent" for the purposes of this lease.

E.	Place of Payment: Tenant will remit all amounts due Landlord under this lease to the following person at the place stated or to such other person or place as Landlord may later designate in writing:

Name:	Oakhollow Partners LLC c/o Classic Property Management
Address:	2415 Ave J Suite 100 Arlington, TX 76006

(TAR-2101) 6-7-02	Initialed for identification by Tenants: _____, _____, and Landlord: _____, _____	Page 3 of 15
Produced by Realty One Software, P.O. Box 2489, Amarillo, TX 79105, (806) 342-0217
Provided by David R. Dunn, SIOR, CCIM 08/04/2006 ID: Blank

Commercial Lease concerning:	1221 Corporate Dr

F.
Method of Payment:  Tenant must pay all rent timely without demand, deduction, or offset, except as permitted by law or this lease.  If Tenant fails to timely pay any amounts due under this lease or if any check of Tenant is returned to Landlord by the institution on which it was drawn, Landlord after providing written notice to Tenant may require Tenant to pay subsequent amounts that become due under this lease in certified funds.  This paragraph does not limit Landlord from seeking other remedies under this Lease for Tenant's failure to make timely payments with good funds.

G.
Late Charges:  If Landlord does not actually receive a rent payment at the designated place of payment within 5 days after the date it is due, Tenant will pay Landlord a late charge equal to 5% of the amount due.  In this paragraph, the mailbox is not the agent for receipt for Landlord.  The late charge is a cost associated with the collection of rent and Landlord's acceptance of a late charge does not waive Landlord's right to exercise remedies under Paragraph 20.

H.
Returned Checks:  Tenant will pay $ 25.00   (not to exceed $25) for each check Tenant tenders to Landlord which is returned by the institution on which it is drawn for any reason, plus any late charges until Landlord receives payment.

5.	SECURITY DEPOSIT:

A.	Upon execution of this lease, Tenant will pay $ 5,380.00 to Landlord as a security deposit.

B.
Landlord may apply the security deposit to any amounts owed by Tenant under this lease.  If Landlord applies any part of the security deposit during any time this lease is in effect to amounts owed by Tenant, Tenant must, within 10 days after receipt of notice from Landlord, restore the security deposit to the amount stated.

C.
After Tenant surrenders the leased premises to Landlord and provides Landlord written notice of Tenant's forwarding address, Landlord will, not later than the time required by §93.005, Texas Property Code, refund the security deposit less any amounts applied toward amounts owed by Tenant or other charges authorized by this lease.  The parties agree that Landlord acts in good faith if Landlord accounts for the security deposit within the time stated.

6.	TAXES: Unless otherwise agreed by the parties, Landlord will pay all real property ad valorem taxes assessed against the leased premises.

7.	UTILITIES:

A.	The party designated below will pay for the following utility charges to the leased premises and any connection charges for the utilities. (Check all that apply.)

	N/A	Landlord	Tenant
(1) Water	☐	☑	☐
(2) Sewer	☐	☑	☐
(3) Electric	☐	☐	☑
(4) Gas	☐	☐	☑
(5) Telephone	☐	☐	☑
(6) Trash	☐	☐	☑
(7) Cable	☐	☐	☑
(8) Janitorial	☐	☐	☑
(9) All other utilities	☐	☐	☑

(TAR-2101) 6-7-02	Initialed for identification by Tenants: _____, _____, and Landlord: _____, _____	Page 4 of 15
Produced by Realty One Software, P.O. Box 2489, Amarillo, TX 79105, (806) 342-0217
Provided by David R. Dunn, SIOR, CCIM 08/04/2006 ID: Blank

Commercial Lease concerning:	1221 Corporate Dr

B.
The party responsible for the charges under Paragraph 7A will pay the charges directly to the utility service provider.  The responsible party may select the utility service provider except that if Tenant selects the provider any access or alterations to the Property or leased premises necessary for the utilities may be made only with Landlord's prior consent, which Landlord will not unreasonably withhold.  If Landlord incurs any liability for utility or connection charges for which Tenant is responsible to pay and Landlord pays such amount, Tenant will immediately upon written notice from Landlord reimburse Landlord such amount.

C.	Notice: Tenant should determine if all necessary utilities are available to the leased premises and are adequate for Tenant's intended use.

D.	After-Hours HVAC Charges: "HVAC services" means the utility expenses to heat and cool the leased premises. (Check one box only.)

☑	(1)	Landlord is obligated to provide the HVAC services to the leased premises only during the Property's operating hours specified under Paragraph 9C.

☐	(2)
Landlord will provide the HVAC services to the leased premises during the operating hours specified under Paragraph 9C for no additional charge and will, at Tenant's request, provide HVAC services to the leased premises during other hours for an additional charge of $______________ per hour.  Tenant will pay Landlord the charges under this paragraph immediately upon receipt of Landlord's invoice.  Hourly charges are charged on a half-hour basis.  Any partial hour will be rounded up to the next half hour.  Tenant will comply with Landlord's procedures to make a request to provide the additional HVAC services under this paragraph.

☐	(3)	Tenant will pay for the HVAC services under this lease.

8.	INSURANCE:

A.	During all times this lease is in effect, Tenant must, at Tenant's expense, maintain in full force and effect from an insurer authorized to operate in Texas:
(1)	public liability insurance in an amount not less than $1,000,000.00 on an occurrence basis naming Landlord as an additional insured; and
(2)	personal property damage insurance for Tenant's business operations and contents on the leased premises in an amount sufficient to replace such contents after a casualty loss.

B.
Before the Commencement Date, Tenant must provide Landlord with a copy of the insurance certificates evidencing the required coverage.  If the insurance coverage changes in any manner or degree at any time this lease is in effect, Tenant must, not later than 10 days after the change, provide Landlord a copy of an insurance certificate evidencing the change.

C.	If Tenant fails to maintain the required insurance in full force and effect at all times this lease is in effect, Landlord may:
(1)	purchase insurance that will provide Landlord the same coverage as the required insurance and Tenant must immediately reimburse Landlord for such expense; or
(2)	exercise Landlord's remedies under Paragraph 20.

D.
Unless the parties agree otherwise, Landlord will, at Landlord's expense, maintain in full force and effect insurance for fire and extended coverage in an amount to cover the reasonable replacement cost of the improvements of the Property and public liability insurance in an amount that Landlord determines reasonable and appropriate.

(TAR-2101) 6-7-02	Initialed for identification by Tenants: _____, _____, and Landlord: _____, _____	Page 5 of 15
Produced by Realty One Software, P.O. Box 2489, Amarillo, TX 79105, (806) 342-0217
Provided by David R. Dunn, SIOR, CCIM 08/04/2006 ID: Blank

Commercial Lease concerning:	1221 Corporate Dr

	E.	If there is an increase in Landlord's insurance premiums for the leased premises or Property or its contents that is caused by Tenant, Tenant's use of the leased premises, or any improvements made by or for Tenant, Tenant will, for each year this lease is in effect, pay Landlord the increase immediately after Landlord notifies Tenant of the increase. Any charge to Tenant under this Paragraph 8D will be equal to the actual amount of the increase in Landlord's insurance premium.

9.	USE AND HOURS:

A.	Tenant may use the leased premises for the following purpose and no other: General Office
________________________________________________________________________________________________________________________________
________________________________________________________________________________________________________________________________
________________________________________________________________________________________________________________________________.

B.
Unless otherwise specified in this lease, Tenant will operate and conduct its business in the leased premises during business hours that are typical of the industry in which Tenant represents it operates.

	C.	The Property maintains operating hours of (specify hours, days of week, and if inclusive or exclusive of weekends and holidays): Common Area HVAC 7:00 am - 7:00pm Building open 24/7
________________________________________________________________________________________________________________________________
________________________________________________________________________________________________________________________________

10.	LEGAL COMPLIANCE:

	A.	Tenant may not use or permit any part of the leased premises to be used for:
		(1)	any activity which is a nuisance or is offensive, noisy, or dangerous;
		(2)	any activity that interferes with any other tenant's normal business operations or Landlord's management of the Property;
		(3)	any activity that violates any applicable law, regulation, zoning ordinance, restrictive covenant, governmental order, owners' association rules, tenants' association rules, Landlord's rules or regulations, or this lease;
		(4)	any hazardous activity that would require any insurance premium on the Property or leased premises to increase or that would void any such insurance;
		(5)	any activity that violates any applicable federal, state, or local law, including but not limited to those laws related to air quality, water quality, hazardous materials, wastewater, waste disposal, air emissions, or other environmental matters;
		(6)	the permanent or temporary storage of any hazardous material; or
		(7)	___________________________________________________________________________________________________________________________
___________________________________________________________________________________________________________________________
___________________________________________________________________________________________________________________________
___________________________________________________________________________________________________________________________
___________________________________________________________________________________________________________________________

	B.	"Hazardous material" means any pollutant, toxic substance, hazardous waste, hazardous material, hazardous substance, solvent, or oil as defined by any federal, state, or local environmental law, regulation, ordinance, or rule existing as of the date of this lease or later enacted.

	C.	Landlord does not represent or warrant that the leased premises or Property conform to applicable restrictions, zoning ordinances, setback lines, parking requirements, impervious ground cover ratio requirements, and other matters that may relate to Tenant's intended use. Tenant must satisfy itself that the leased premises may be used as Tenant intends by independently investigating all matters related to the use of the leased premises or Property. Tenant agrees that it is not relying on any warranty or representation made by Landlord, Landlord's agent, or any broker concerning the use of the leased premises or Property.

(TAR-2101) 6-7-02	Initialed for identification by Tenants: _____, _____, and Landlord: _____, _____	Page 6 of 15
Produced by Realty One Software, P.O. Box 2489, Amarillo, TX 79105, (806) 342-0217
Provided by David R. Dunn, SIOR, CCIM 08/04/2006 ID: Blank

Commercial Lease concerning:	1221 Corporate Dr

11.	SIGNS:

A.
Tenant may not post or paint any signs at, on, or about the leased premises or Property without Landlord's written consent. Landlord may remove any unauthorized sign, and Tenant will promptly reimburse Landlord for its cost to remove any unauthorized sign.

B.
Any authorized sign must comply with all laws, restrictions, zoning ordinances, and any governmental order relating to signs on the leased premises or Property. Landlord may temporarily remove any authorized sign to complete repairs or alterations to the leased premises or the Property.

C.
By providing written notice to Tenant before this lease ends, Landlord may require Tenant, upon move-out and at Tenant's expense, to remove, without damage to the Property or leased premises, any or all signs that were placed on the Property or leased premises by or at the request of Tenant. Any signs that Landlord does not require Tenant to remove and that are fixtures, become the property of the Landlord and must be surrendered to Landlord at the time this lease ends.

12.	ACCESS BY LANDLORD:

A.
During Tenant's normal business hours Landlord may enter the leased premises for any reasonable purpose, including but not limited to purposes for repairs, maintenance, alterations, and showing the leased premises to prospective tenants or purchasers. Landlord may access the leased premises after Tenant's normal business hours if: (1) entry is made with Tenant's permission; or (2) entry is necessary to complete emergency repairs. Landlord will not unreasonably interfere with Tenant's business operations when accessing the leased premises.

B.	During the last 60 days of this lease, Landlord may place a "For Lease" or similarly worded sign in the leased premises.

13.
MOVE-IN CONDITION: Tenant has inspected the leased premises and accepts it in its present (as-is) condition unless expressly noted otherwise in this lease. Landlord and any agent have made no express or implied warranties as to the condition or permitted use of the leased premises or Property.

14.	MOVE-OUT CONDITION AND FORFEITURE OF TENANT'S PERSONAL PROPERTY:

A.
At the time this lease ends, Tenant will surrender the leased premises in the same condition as when received, except for normal wear and tear.  Tenant will leave the leased premises in a clean condition free of all trash, debris, personal property, hazardous materials, and environmental contaminants.

B.
If Tenant leaves any personal property in the leased premises after Tenant surrenders possession of the leased premises, Landlord may:  (1) require Tenant, at Tenant's expense, to remove the personal property by providing written notice to Tenant; or (2) retain such personal property as forfeited property to Landlord.

C.
"Surrender" means vacating the leased premises and returning all keys and access devices to Landlord. "Normal wear and tear" means deterioration that occurs without negligence, carelessness, accident, or abuse.

D.
By providing written notice to Tenant before this lease ends, Landlord may require Tenant, upon move-out and at Tenant's expense, to remove, without damage to the Property or leased premises, any or all fixtures that were placed on the Property or leased premises by or at the request of Tenant. Any fixtures that Landlord does not require Tenant to remove become the property of the Landlord and must be surrendered to Landlord at the time this lease ends.

(TAR-2101) 6-7-02	Initialed for identification by Tenants: _____, _____, and Landlord: _____, _____	Page 7 of 15
Produced by Realty One Software, P.O. Box 2489, Amarillo, TX 79105, (806) 342-0217
Provided by David R. Dunn, SIOR, CCIM 08/04/2006 ID: Blank

Commercial Lease concerning:	1221 Corporate Dr

15.	MAINTENANCE AND REPAIRS:

A.
Cleaning: Tenant must keep the leased premises clean and sanitary and promptly dispose of all garbage in appropriate receptacles. ☐ Landlord ☑ Tenant will provide, at its expense, janitorial services to the leased premises that are customary and ordinary for the Property type.

B.
Repairs of Conditions Caused by a Party: Each party must promptly repair a condition in need of repair that is caused, either intentionally or negligently, by that party or that party's guests, patrons, invitees, contractors or permitted subtenants.

C.
Repair and Maintenance Responsibility: Except as provided by Paragraph 15B, the party designated below, at its expense, is responsible to maintain and repair the following specified items in the leased premises. The specified items must be maintained in clean and good operable condition. If a governmental regulation or order requires a modification to any of the specified items, the party designated to maintain the item must complete and pay the expense of the modification. The specified items include and relate only to real property in the leased premises. Tenant is responsible for the repair and maintenance of its personal property. (Check all that apply.)

		N/A	Landlord	Tenant
(1)	Foundation, exterior walls, roof, and other structural components	☐	☑	☐
(2)	Glass and windows	☐	☐	☑
(3)	Fire protection equipment and fire sprinkler systems	☐	☑	☐
(4)	Exterior & overhead doors, including closure devices, molding, locks, and hardware	☐	☐	☑
(5)	Grounds maintenance, including landscaping and ground sprinklers	☐	☑	☐
(6)	Interior doors, including closure devices, frames, molding, locks, and hardware	☐	☐	☑
(7)	Parking areas and walks	☐	☑	☐
(8)	Plumbing systems, drainage systems, electrical systems, ballast and lamp replacement, and mechanical systems, except those specifically designated otherwise	☐	☑	☐
(9)	Heating Ventilation and Air Conditioning (HVAC) systems	☐	☑	☐
(10)	Signs and lighting:
	(b) Facia	☑	☐	☐
	(d) Door/Suite	☑	☐	☐
	(c) Monument	☑	☐	☐
	(d) Door/Suite	☑	☐	☐
(11)	Extermination and pest control, excluding wood-destroying insects	☐	☐	☑
(12)	Storage yards and storage buildings	☑	☐	☐
(13)	Wood-destroying insect treatment and repairs	☐	☑	☐
(14)	Cranes and related systems	☑	☐	☐
(15)	All plumbing systems in the suite	☐	☑	☐
(16)	All electrical lights and doors	☐	☑	☐
(17)	All other items and systems.	☐	☐	☑

D.	Repair Persons: Repairs must be completed by trained, qualified, and insured repair persons.

(TAR-2101) 6-7-02	Initialed for identification by Tenants: _____, _____, and Landlord: _____, _____	Page 8 of 15
Produced by Realty One Software, P.O. Box 2489, Amarillo, TX 79105, (806) 342-0217
Provided by David R. Dunn, SIOR, CCIM 08/04/2006 ID: Blank

Commercial Lease concerning:	1221 Corporate Dr

E.
HVAC Service Contract: If Tenant maintains the HVAC system under Paragraph 15C(9), Tenant ☐ is ☑ is not required to maintain, at its expense, a regularly scheduled maintenance and service contract for the HVAC system. The maintenance and service contract must be purchased from a HVAC maintenance company that regularly provides such contracts to similar properties. If Tenant fails to maintain a required HVAC maintenance and service contract in effect at all times during this lease, Landlord may do so and charge Tenant the expense of such a maintenance and service contract or exercise Landlord's remedies under Paragraph 20.

F.
Common Areas: Landlord will maintain any common areas in the Property in a manner as Landlord determines to be in the best interest of the Property. Landlord will maintain any elevator and signs in the common area. Landlord may change the size, dimension, and location of any common areas, provided that such change does not materially impair Tenant's use and access to the leased premises. Tenant has the non-exclusive license to use the common areas in compliance with Landlord's rules and restrictions. Tenant may not solicit any business in the common areas or interfere with any other person's right to use the common areas. This paragraph does not apply if Paragraph 2A(2) applies.

G.	Notice of Repairs: Tenant must promptly notify Landlord of any item that is in need of repair and that is Landlord's responsibility to repair. All requests for repairs to Landlord must be in writing.

H.
Failure to Repair: Landlord must make a repair for which Landlord is responsible within a reasonable period of time after Tenant provides Landlord written notice of the needed repair. If Tenant fails to repair or maintain an item for which Tenant is responsible within 10 days after Landlord provides Tenant written notice of the needed repair or maintenance, Landlord may: (1) repair or maintain the item, without liability for any damage or loss to Tenant, and Tenant must immediately reimburse Landlord for the cost to repair or maintain; or (2) exercise Landlord's remedies under Paragraph 20.

16.	ALTERATIONS:

A.
Tenant may not alter, improve, or add to the Property or the leased premises without Landlord's written consent. Landlord will not unreasonably withhold consent for the Tenant to make reasonable non-structural alterations, modifications, or improvements to the leased premises.

B.
Tenant may not alter any locks or any security devices on the Property or the leased premises without Landlord's consent. If Landlord authorizes the changing, addition, or rekeying of any locks or other security devices, Tenant must immediately deliver the new keys and access devices to Landlord.

C.
If a governmental order requires alteration or modification to the leased premises, the party obligated to maintain and repair the item to be modified or altered as designated in Paragraph 15 will, at its expense, modify or alter the item in compliance with the order.

D.
Any alterations, improvements, fixtures or additions to the Property or leased premises installed by either party during the term of this lease will become Landlord's property and must be surrendered to Landlord at the time this lease ends, except for those fixtures Landlord requires Tenant to remove under Paragraph 11 or 14 or if the parties agree otherwise in writing.

17.
LIENS: Tenant may not do anything that will cause the title of the Property or leased premises to be encumbered in any way. If Tenant causes a lien to be filed against the Property or leased premises, Tenant will within 20 days after receipt of Landlord's demand: (1) pay the lien and have the lien released of record; or (2) take action to discharge the lien. Tenant will provide Landlord a copy of any release Tenant obtains pursuant to this paragraph.

(TAR-2101) 6-7-02	Initialed for identification by Tenants: _____, _____, and Landlord: _____, _____	Page 9 of 15
Produced by Realty One Software, P.O. Box 2489, Amarillo, TX 79105, (806) 342-0217
Provided by David R. Dunn, SIOR, CCIM 08/04/2006 ID: Blank

Commercial Lease concerning:	1221 Corporate Dr

18.
LIABILITY:  To the extent permitted by law, Landlord is NOT responsible to Tenant or Tenant's employees, patrons, guests, or invitees for any damages, injuries, or losses to person or property caused by:

A.	an act, omission, or neglect of: Tenant; Tenant's agent; Tenant's guest; Tenant's employees; Tenant's patrons; Tenant's invitees; or any other tenant on the Property;

B.
fire, flood, water leaks, ice, snow, hail, winds, explosion, smoke, riot, strike, interruption of utilities, theft, burglary, robbery, assault, vandalism, other persons, environmental contaminants, or other occurrences or casualty losses.

19.
INDEMNITY:  Each party will indemnify and hold the other party harmless from any property damage, personal injury, suits, actions, liabilities, damages, cost of repairs or service to the leased premises or Property, or any other loss caused, negligently or otherwise, by that party or that party's employees, patrons, guests, or invitees.

20.	DEFAULT:

A.
If Landlord fails to comply with this lease within 30 days after Tenant notifies Landlord of Landlord's failure to comply, Landlord will be in default and Tenant may seek any remedy provided by law.  If, however, Landlord's non-compliance reasonably requires more than 30 days to cure, Landlord will not be in default if the cure is commenced within the 30-day period and is diligently pursued.

B.
If Landlord does not actually receive at the place designated for payment any rent due under this lease within 5 days after it is due, Tenant will be in default.  If Tenant fails to comply with this lease for any other reason within 10 days after Landlord notifies Tenant of its failure to comply, Tenant will be in default.

C.
If Tenant is in default, Landlord may:  (i) terminate Tenant's right to occupy the leased premises by providing Tenant with at least 3 days written notice; and (ii) accelerate all rents which are payable during the remainder of this lease or any renewal period without notice or demand.  Landlord will attempt to mitigate any damage or loss caused by Tenant's breach by using commercially reasonable means.  If Tenant is in default, Tenant will be liable for:

(1)	any lost rent;
(2)	Landlord's cost of reletting the leased premises, including brokerage fees, advertising fees, and other fees necessary to relet the leased premises;
(3)	repairs to the leased premises for use beyond normal wear and tear;
(4)	all Landlord's costs associated with eviction of Tenant, such as attorney's fees, court costs, and prejudgment interest;
(5)	all Landlord's costs associated with collection of rent such as collection fees, late charges, and returned check charges;
(6)	cost of removing any of Tenant's equipment or fixtures left on the leased premises or Property;
(7)
cost to remove any trash, debris, personal property, hazardous materials, or environmental contaminants left by Tenant or Tenant's employees, patrons, guests, or invitees in the leased premises or Property;

(8)	cost to replace any unreturned keys or access devices to the leased premises, parking areas, or Property,
(9)	any other recovery to which Landlord may be entitled under this lease or under law.

21.
ABANDONMENT, INTERRUPTION OF UTILITIES, REMOVAL OF PROPERTY, AND LOCKOUT:  Chapter 93 of the Texas Property Code governs the rights and obligations of the parties with regard to:  (a) abandonment of the leased premises; (b) interruption of utilities; (c) removal of Tenant's property; and (d) "lock-out" of Tenant.

(TAR-2101) 6-7-02	Initialed for identification by Tenants: _____, _____, and Landlord: _____, _____	Page 10 of 15
Produced by Realty One Software, P.O. Box 2489, Amarillo, TX 79105, (806) 342-0217
Provided by David R. Dunn, SIOR, CCIM 08/04/2006 ID: Blank

Commercial Lease concerning:	1221 Corporate Dr

22.
HOLDOVER:  If Tenant fails to vacate the leased premises at the time this lease ends, Tenant will become a tenant-at-will and must vacate the leased premises immediately upon receipt of demand from Landlord.  No holding over by Tenant, with or without the consent of Landlord, will extend this lease.  Tenant will indemnify Landlord and any prospective tenants for any and all damages caused by the holdover.  Rent for any holdover period will be 2 times the base monthly rent plus any additional rent calculated on a daily basis and will be immediately due and payable daily without notice or demand.

23.
LANDLORD'S LIEN AND SECURITY INTEREST:  To secure Tenant's performance under this lease, Tenant grants to Landlord a lien and security interest against all of Tenant's nonexempt personal property that is in the leased premises or Property. This lease is a security agreement for the purposes of the Uniform Commercial Code.  Landlord may file a copy of this lease as a financing statement.

24.
ASSIGNMENT AND SUBLETTING:  Landlord may assign this lease to any subsequent owner of the Property.   Tenant may not assign this lease or sublet any part of the leased premises without Landlord's written consent.  An assignment of this lease or subletting of the leased premises without Landlord's written consent is voidable by Landlord.  If Tenant assigns this lease or sublets any part of the leased premises, Tenant will remain liable for all of Tenant's obligations under this lease regardless if the assignment or sublease is made with or without the consent of Landlord.

25.	RELOCATION:

☒	A.
By providing Tenant with not less than 90 days advanced written notice, Landlord may require Tenant to relocate to another location in the Property, provided that the other location is equal in size or larger than the leased premises then occupied by Tenant and contains similar leasehold improvements.  Landlord will pay Tenant's reasonable out-of-pocket moving expenses for moving to the other location.  "Moving expenses" means reasonable expenses payable to professional movers, utility companies for connection and disconnection fees, wiring companies for connecting and disconnecting Tenant's office equipment required by the relocation, and printing companies for reprinting Tenant's stationary and business cards.  A relocation of Tenant will not change or affect any other provision of this lease that is then in effect, including rent and reimbursement amounts, except that the description of the suite or unit number will automatically be amended.

☐	B.	Landlord may not require Tenant to relocate to another location in the Property without Tenant's prior consent.

26.	SUBORDINATION:

A.	This lease and Tenant's leasehold interest are and will be subject, subordinate, and inferior to:
(1)	any lien, encumbrance, or ground lease now or hereafter placed on the leased premises or the Property that Landlord authorizes;
(2)	all advances made under any such lien, encumbrance, or ground lease;
(3)	the interest payable on any such lien or encumbrance;
(4)	any and all renewals and extensions of any such lien, encumbrance, or ground lease;
(5)	any restrictive covenant affecting the leased premises or the Property; and
(6)	the rights of any owners' association affecting the leased premises or Property.

B.
Tenant must, on demand, execute a subordination, attornment, and non-disturbance agreement that Landlord may request that Tenant execute, provided that such agreement is made on the condition that this lease and Tenant's rights under this lease are recognized by the lien-holder.

(TAR-2101) 6-7-02	Initialed for identification by Tenants: _____, _____, and Landlord: _____, _____	Page 11 of 15
Produced by Realty One Software, P.O. Box 2489, Amarillo, TX 79105, (806) 342-0217
Provided by David R. Dunn, SIOR, CCIM 08/04/2006 ID: Blank

Commercial Lease concerning:	1221 Corporate Dr

27.	ESTOPPEL CERTIFICATES: Within 10 days after receipt of a written request from Landlord, Tenant will execute and deliver to Landlord an estoppel certificate that identifies:

A.	any breach of the lease;
B.	the then current rent payment and rent schedule;
C.	the date the next rent payment is due;
D.	any advance rent payments;
E.	the amount of the security deposit;
F.	any claims for any offsets;
G.	the then current term of the lease;
H.	any renewal options;
I.	Tenant's possession and acceptance of the leased premises and improvements;
J.	any ownership interest by Tenant; and
K.	any other information reasonably requested in the certificate.

28.	CASUALTY LOSS:

A.
Tenant must immediately notify Landlord of any casualty loss in the leased premises.  Within 20 days after receipt of Tenant's notice of a casualty loss, Landlord will notify Tenant if the leased premises are less than or more than 50% unusable, on a per square foot basis, and if Landlord can substantially restore the leased premises within 120 days after Tenant notifies Landlord of the casualty loss.

B.
If the leased premises are less than 50% unusable and Landlord can substantially restore the leased premises within 120 days after Tenant notifies Landlord of the casualty, Landlord will restore the leased premises to substantially the same condition as before the casualty.  If Landlord fails to substantially restore within the time required, Tenant may terminate this lease.

C.
If the leased premises are more than 50% unusable and Landlord can substantially restore the leased premises within 120 days after Tenant notifies Landlord of the casualty, Landlord may:  (1) terminate this lease; or (2) restore the leased premises to substantially the same condition as before the casualty.  If Landlord chooses to restore and does not substantially restore the leased premises within the time required, Tenant may terminate this lease.

D.
If Landlord notifies Tenant that Landlord cannot substantially restore the leased premises within 120 days after Tenant notifies Landlord of the casualty loss, Landlord may:  (1) choose not to restore and terminate this lease; or (2) choose to restore, notify Tenant of the estimated time to restore, and give Tenant the option to terminate this lease by notifying Landlord within 10 days.

E.
If this lease does not terminate because of a casualty loss, rent will be reduced from the date Tenant notifies Landlord of the casualty loss to the date the leased premises are substantially restored by an amount proportionate to the extent the leased premises are unusable.

29.
CONDEMNATION:  If after a condemnation or purchase in lieu of condemnation the leased premises are totally unusable for the purposes stated in this lease, this lease will terminate.  If after a condemnation or purchase in lieu of condemnation the leased premises or Property are partially unusable for the purposes of this lease, this lease will continue and rent will be reduced in an amount proportionate to the extent the leased premises are unusable.  Any condemnation award or proceeds in lieu of condemnation are the property of Landlord and Tenant has no claim to such proceeds or award.  Tenant may seek compensation from the condemning authority for its moving expenses and damages to Tenant's personal property.

30.
ATTORNEY'S FEES: Any person who is a prevailing party in any legal proceeding brought under or related to the transaction described in this lease is entitled to recover prejudgment interest, reasonable attorney's fees, and all other costs of litigation from the nonprevailing party.

(TAR-2101) 6-7-02	Initialed for identification by Tenants: _____, _____, and Landlord: _____, _____	Page 12 of 15
Produced by Realty One Software, P.O. Box 2489, Amarillo, TX 79105, (806) 342-0217
Provided by David R. Dunn, SIOR, CCIM 08/04/2006 ID: Blank

Commercial Lease concerning:	1221 Corporate Dr

31.
REPRESENTATIONS: Tenant's statements in this lease and any application for rental are material representations relied upon by Landlord.  Each party signing this lease represents that he or she is of legal age to enter into a binding contract and is authorized to sign the lease.  If Tenant makes any misrepresentation in this lease or in any application for rental, Tenant is in default.  Landlord is not aware of any material defect on the Property that would affect the health and safety of an ordinary person or any environmental hazard on or affecting the Property that would affect the health or safety of an ordinary person, except:

32.	BROKERS:

A.	The brokers to this lease are:

		David R. Dunn	TX0375841
Cooperating Broker	License No.	Principal Broker	License No.

2221 East Lamar Blvd Suite #170, Arlington, TX 76006
Address		Address

		817-640-9964	817-640-1217
Phone	Fax	Phone	Fax

E-mail		E-mail

Cooperating Broker represents Tenant.		Principal Broker: (Check only one box)
☑ represents Landlord only.
☐ represents Tenant only.
☐ is an intermediary between Landlord and Tenant.

B.	Fees:

☑	(1)	Principal Broker's fee will be paid according to: (Check only one box).

☑	(a) a separate written commission agreement between Principal Broker and:

☑ Landlord	☐ Tenant.

☐	(b)	the attached Addendum for Broker's Fee.

☐	(2)	Cooperating Broker's fee will be paid according to: (Check only one box).

☐	(a)	a separate written commission agreement between Cooperating Broker and:

☐ Principal Broker	☐ Landlord	☐ Tenant.

☐	(b)	the attached Addendum for Broker's Fee.

33.
ADDENDA:  Incorporated into this lease are the addenda, exhibits and other information marked in the Addenda and Exhibit section of the Table of Contents.  If Landlord's Rules and Regulations are made part of this lease, Tenant agrees to comply with the Rules and Regulations as Landlord may, at its discretion, amend from time to time.

(TAR-2101) 6-7-02	Initialed for identification by Tenants: _____, _____, and Landlord: _____, _____	Page 13 of 15
Produced by Realty One Software, P.O. Box 2489, Amarillo, TX 79105, (806) 342-0217
Provided by David R. Dunn, SIOR, CCIM 08/04/2006 ID: Blank

Commercial Lease concerning:	1221 Corporate Dr

34.	NOTICES: All notices under this lease must be in writing and are effective when hand-delivered, sent by mail, or sent by facsimile transmission to:

Tenant at the leased premises,
and a copy to:	Sperry Van Ness/Dunn Commercial Management Inc.
	Address:	2221 East Lamar Blvd., Suite #170, Arlington, TX 76006
	Phone:	817-640-9964	Fax:	817-640-1217

Landlord at:
	Address:	2401 Ave J, Suite 100, Arlington, TX 76006
	Phone:	817-640-2064	Fax:	817-640-6028

and a copy to:
Address:
	Phone:		Fax:

35.	SPECIAL PROVISIONS:

35.01 – The security deposit shall be paid in three payments of $1,793.00. The first payment will be due upon execution, the second payment in August 1st and the third in September 1st, 2007.

35.02 – David R. Dunn is a licensed Real Estate agent in the state of Texas and has ownership in the property.

36.	AGREEMENT OF PARTIES:

A.	Entire Agreement: This lease contains the entire agreement between Landlord and Tenant and may not be changed except by written agreement.

B.	Binding Effect: This lease is binding upon and inures to the benefit of the parties and their respective heirs, executors, administrators, successors, and permitted assigns.

C.
Joint and Several:  All Tenants are jointly and severally liable for all provisions of this lease.  Any act or notice to, or refund to, or signature of, any one or more of the Tenants regarding any term of this lease, its renewal, or its termination is binding on all Tenants.

D.	Controlling Law: The laws of the State of Texas govern the interpretation, performance, and enforcement of this lease.

(TAR-2101) 6-7-02	Initialed for identification by Tenants: _____, _____, and Landlord: _____, _____	Page 14 of 15
Produced by Realty One Software, P.O. Box 2489, Amarillo, TX 79105, (806) 342-0217
Provided by David R. Dunn, SIOR, CCIM 08/04/2006 ID: Blank

Commercial Lease concerning:	1221 Corporate Dr

E.
Severable Clauses:  If any clause in this lease is found invalid or unenforceable by a court of law, the remainder of this lease will not be affected and all other provisions of this lease will remain valid and enforceable.

F.
Waiver:  Landlord's delay, waiver, or non-enforcement of acceleration, contractual or statutory lien, rental due date, or any other right will not be deemed a waiver of any other or subsequent breach by Tenant or any other term in this lease.

G.	Quiet Enjoyment: Provided that Tenant is not in default of this lease, Landlord covenants that Tenant will enjoy possession and use of the leased premises free from material interference.

H.
Force Majeure:  If Landlord's performance of a term in this lease is delayed by strike, lock-out, shortage of material, governmental restriction, riot, flood, or any cause outside Landlord's control, the time for Landlord's performance will be abated until after the delay.

I.	Time: Time is of the essence. The parties require strict compliance with the times for performance.

Brokers are not qualified to render legal advice, property inspections, surveys, engineering studies, environmental assessments, tax advice, or compliance inspections.  The parties should seek experts to render such services.  READ THIS LEASE CAREFULLY.  If you do not understand the effect of this Lease, consult your attorney BEFORE signing.

Preferred RX, LLC		Oak Hollow Partners LLC
Tenant		Landlord

By:		By:
Date		Date

Printed Name:	Amanda Sneed	Printed Name:	Laurie Knight
Title:	CEO	Title:	Owner

Tenant		Landlord

By		By:
Date		Date

Printed Name:	Amanda Sneed	Printed Name:	Laurie Knight
Title:	CEO	Title:

(TAR-2101) 6-7-02	Initialed for identification by Tenants: _____, _____, and Landlord: _____, _____	Page 15 of 15
Produced by Realty One Software, P.O. Box 2489, Amarillo, TX 79105, (806) 342-0217
Provided by David R. Dunn, SIOR, CCIM 08/04/2006 ID: Blank

OAKHOLLOW BUSINESS PARK
RULES AND REGULATIONS

The following Rules and Regulations shall be observed by Tenant, Tenant's employees and invitees for the safety, cleanliness, care, protection, comfort and convenience of all tenants and occupants of the Property and shall be applicable to the buildings, common areas, driveways, parking lots and to the Demised Premises.  Any exception to these Rules and Regulations must first be approved in writing by Landlord.  For purposes of these Rules and Regulations, the term "Landlord" includes the property manager, the property manager's employees and any other agent or representative authorized by Landlord to manage or operate the Property.

Rules and Regulations:

1. Tenant may not conduct any auction, "flea market" or "garage sale" on the Demised Premises nor store any goods or merchandise on the Property except for Tenant's own business use.  Food may not be prepared in the Demised Premises except in small amounts for consumption of Tenant.  Vending machines or dispensing machines may not be placed in the Demised Premises without Landlord's written approval.  The Demised Premises may not be used or occupied as sleeping quarters or for lodging purposes.  No birds or animals shall be kept in or about the Property.

2. Tenant shall not obstruct sidewalks, driveways, loading areas, parking areas, hallways, and other similar areas designated for the collective use of tenants, or use such areas for Tenant's storage, temporary or otherwise, or for any purpose other than ingress and egress to and from the Demised Premises.  Tenant shall comply with parking rules and guidelines as may be posted on the Property from time to time.

3. Tenant shall not make any loud noises, unusual vibrations, unpleasant odors, objectionable or illegal activities on the Property.  Tenant shall not permit the operation of any equipment in the Demised Premises that could annoy other occupants of the Property.  Tenant shall not interfere with the possession of other tenants of the Property.

4. Tenant may not bring any flammable, explosive, toxic, noxious, dangerous or hazardous materials onto the Property.

5. Tenant shall not create any openings in the roof or exterior walls, or make any alterations, additions or improvements to the Demised Premises without the prior written consent of Landlord.  Routine installation and construction of normal communication devices which do not require any holes in the roof or exterior walls of the Property do not require the written approval of Landlord.

6. Movement into or out of the building through public entrances, lobbies or corridors which requires use of a hand truck, dolly or pallet jack to carry freight, furniture, office equipment, supplies and other large or heavy material, must be done at times and in a manner so as not to unduly inconvenience other occupants of the Property.  All wheels for such use must have rubber tires and edge guards to prevent damage to the building.  Tenant shall be responsible for and shall pay all costs to repair damages to the building caused by the movement of materials by Tenant.

7. Requests by Tenant for building services, maintenance and repair must be made in writing to the office of the property manager.  Tenant shall give prompt written notice to Landlord of any significant damage to or defects in the Demised Premises or the Property, especially including plumbing, electrical and mechanical systems, heating, ventilating and air conditioning systems, roofs, windows, doors, foundations and structural components, regardless of whose responsibility it is to repair such damage.

Rules and Regulations – November 1998	Page 1 of 3

8. Tenant shall not change locks or install additional locks on doors without the prior written consent of Landlord.  If Tenant changes locks or installs additional locks on the Property, Tenant shall within five days thereafter provide Landlord with a copy of each separate key to each lock.  Upon termination of Tenant's occupancy of the Demised Premises, Tenant must surrender all keys to the Demised Premises and to the Property to Landlord.  Additional keys may be obtained from the Landlord at the cost of the Tenant.

9. Harmful liquids, toxic wastes, bulky objects, insoluble substances and other materials which may cause clogging, stains or damage to plumbing fixtures or systems must not be placed in the lavatories, water closets, sinks or drains.  Tenants must pay the costs to repair and replace drains, plumbing fixtures and piping which is required because of damage caused by Tenant.

10. Tenant shall cooperate with Landlord and other occupants of the Property in keeping the Property and the Demised Premises neat and clean.  Tenant will not place or allow to be placed in the building hallways or common areas any waste paper, dust, garbage, refuse or anything whatever.  Nothing may be swept, thrown or left in the loading areas, parking lots or any other common areas on the Property.  All trash and debris must be properly placed in receptacles provided therefor.

11. No window screens, blinds, draperies, awnings, solar screen films, window ventilators or other materials visible from the exterior of the Demised Premises may be placed in the Demised Premises without Landlord's approval.  Landlord is entitled to control all lighting that may be visible from the exterior of the building.

12. Tenant shall not mark, drill into or in any way deface the walls, ceilings, partitions, floors or other parts of the Demised Premises and the Building unless Landlord has provided consent to do so.

13. If the Tenant desires any electrical or communications wiring, the Landlord reserves the right to direct qualified persons as to where and how the wires are to be introduced, and without such directions no borings or cutting for wires shall take place.  No other wires or pipes of any kind shall be introduced without the prior written consent of the Landlord.

14. No advertisement sign, notice, handbill, poster or banner may be exhibited, distributed, painted or affixed upon the Property.  No directory of tenants is allowed on the Property other than that provided by Landlord.

15. Tenant agrees to cooperate with and assist Landlord in the prevention of peddling, canvassing and soliciting on the Property.

16. Tenant accepts any and all liability for damages and injuries to persons and property resulting from the serving and/or sales of alcoholic beverages on or from the Property.

17. Normal building business hours are established by the Landlord from time to time.

Rules and Regulations – November 1998	Page 2 of 3

18. The parking of automobiles, trucks and any other motorized or nonmotorized vehicle shall be subject to reasonable regulations of the Landlord.  The Landlord shall not be responsible for damage to or theft of any vehicle, its accessories or contents.  Tractor-trailer traffic is prohibited.  Storage trailers may not be parked on the property.  No vehicles may be left on the property overnight or inoperable.  Vehicle repairs are not allowed on property.  No vehicles which include signage "For Sale" may be parked on the property.  Recreational vehicles may not be parked on the properly at any time.  Tenant parking spaces have been estimated to be approximately four spaces per one thousand square feet of Tenant's own leased premises.

19. The Tenant shall be entitled to have its name shown upon the directory board of the building and at one of the entrance doors to the Leased Premises, initially at the Landlord's expense.  Any future signage change will be at the Tenant's expense.  The Landlord shall in its sole discretion design the style of such identification and allocate the space on the directory board for the Tenant.

20. The Tenant shall take care of the carpets and window treatments in the Leased Premises and shall arrange for the carrying out or regular cleaning and shampooing of carpets and cleaning of window treatments in a manner acceptable to the Landlord.  Tenant will use protective mats under chairs.

21. Landlord will not be responsible for lost or stolen property, money or jewelry from Tenant's leased area or public area regardless of whether such loss occurred when area is locked against entry or not.

The Landlord shall have the right to make such other and further reasonable rules and regulations and to alter the same as in its judgment may from time to time be needed for the safety, care, cleanliness and appearance of the Property and for the preservation of good order therein and the same shall be kept and observed by the Tenants, their employees and invitees.  The Landlord also has the right to suspend or cancel any or all of these rules and regulations herein set out.  Revisions and additions will be binding upon the Tenant as if they had been originally prescribed herein when furnished in writing by Landlord to Tenant, provided the additions and revisions apply equally to all tenants occupying the Property.  Any failure or delay by Landlord in enforcing these Rules and Regulations will not prevent Landlord from enforcing these Rules and Regulations in the future.  If any of these Rules and Regulations is determined to be unenforceable, it shall be severed from this Lease without affecting the remainder of these Rules and Regulations.

Rules and Regulations – November 1998	Page 3 of 3

Dunn Commercial, LP

Texas Association of Realtors®
COMMERCIAL LEASE EXPENSE REIMBURSEMENT ADDENDUM
USE OF THIS FORM BY PERSONS WHO ARE NOT MEMBERS OF THE TEXAS ASSOCIATION OF REALTORS® IS NOT AUTHORIZED
©Texas Association of REALTORS®, Inc. 2002

ADDENDUM TO THE COMMERCIAL LEASE BETWEEN THE UNDERSIGNED PARTIES CONCERNING THE LEASED PREMISES AT 1221 Corporate Dr

In addition to rent stated in the lease, Tenant will pay Landlord the additional rent described in this addendum.  Tenant will pay the additional rent each month at the time the base-monthly rent in the lease is due.

A.	Method: The additional rent will be calculated under the following method:

☑	(1)	Base-year expenses: Each month Tenant will pay Tenant's pro rata share of the projected monthly expenses for the Property that exceed the amount of the monthly base-year expenses for:
☑	(a)	operating expenses.
☑	(b)	the following expenses: ☑ taxes, ☑ insurance, ☑ CAM, ☐ roof and structural.

☐	(2)	Expense-stop: Each month Tenant will pay Tenant's pro rata share of the projected monthly expenses for the Property that exceed $_________________ per square foot per year for:
☐	(a)	operating expenses.
☐	(b)	the following expenses: ☐ taxes, ☐ insurance, ☐ CAM, ☐ roof and structural.

☐	(3)	Net: Each month Tenant will pay Tenant's pro rata share of the projected monthly expenses for the Property for:

		☐	(a)	operating expenses (note that taxes, insurance, and CAM are included in operating expenses);
		☐	(b)	taxes;
		☐	(c)	insurance;
		☐	(d)	CAM;
		☐	(e)	roof and structural;
		☐	(f)	____________________________________________________________.

☐	(4)	Fixed Reimbursements: Each month Tenant will pay the stated amounts for the Property for:
		☐	(a)	operating expenses:	$_________________ per month;
(note that taxes, insurance, and CAM are included in operating expenses);
		☐	(b)	taxes:	$_________________ per month;
		☐	(c)	insurance:	$_________________ per month;
		☐	(d)	CAM:	$_________________ per month;
		☐	(e)	roof and structural:	$_________________ per month;
		☐	(f)	____________________:	$_________________ per month.

B.	Definitions:

(1)	"Tenant's pro rata share" is 6%

(2)	"Base-year expenses" means the expenses checked under A(1) incurred by Landlord for the calendar year 2008 . "Monthly base-year expenses" means base-year expenses divided by 12.

(3)
"Roof and structural expenses" means the cost to maintain, repair, and replace the Property's structural and common area components including the Property's foundation, load-bearing walls, roof and roof components (for example, roof covering, deck, flashing, and skylights), and parking lot.

(TAR-2103) 6-7-02	Initialed for identification by Tenants: _____, _____, and Landlord: _____, _____	Page 1 of 2
Produced by Realty One Software, P.O. Box 2489, Amarillo, TX 79105, (806) 342-0217
Provided by David R. Dunn, SIOR, CCIM 08/04/2006 ID: Blank

Expense Reimbursement Addendum concerning:	1221 Corporate Dr

(4)
"Operating expenses" means all of Landlord's expenses reasonably incurred to maintain, repair, operate, secure, insure and own the Property.  Operating expenses do not include capital expenditures, interest, depreciation, tenant improvements, and brokers' fees.  The following expenses are included in operating expenses, but operating expenses are not limited to the following:

(i)
"CAM" means common area maintenance expenses which are the cost to own, operate, repair, and maintain the common areas that are part of the Property and are available for the common use of all tenants (for example, security, lighting, painting, cleaning, decorations, utilities, trash removal, pest control, promotional expenses, and other expenses reasonably related to the common areas);

(ii)	"insurance" means Landlord's costs to insure the leased premises and Property including but not limited to insurance for casualty loss, general liability, and reasonable rent loss; and
(iii)	"taxes" means the real property ad valorem taxes assessed against the leased premises and Property inclusive of all general and special assessments and surcharges.

C.
Projected Monthly Expenses:  This paragraph does not apply if Paragraph A(4) applies.  On or about December 31 of each calendar year Landlord will project the applicable monthly expenses (those that Tenant is to pay under this addendum) for the following calendar year and will notify Tenant of the projected expenses.  The projected expenses are based on Landlord's estimates of such expenses.  The actual expenses may vary.

Notice:  If Paragraph A(1), A(2), or A(3) applies:  (i) the applicable projected monthly expenses for the calendar year in which the above-referenced lease commences is $_______________ per square foot; and (ii) the total rentable area of the Property presently used by Landlord for calculating expense reimbursements is ___________________ square feet.

D.
Reconciliation:  This paragraph does not apply if Paragraph A(4) applies.  Within a reasonable time after the end of each calendar year, Landlord will notify Tenant of the actual costs of the applicable expenses (those that Tenant is to pay under this addendum) for the previous year.  If the actual costs of the applicable expenses exceed the amounts paid or owed by Tenant for the previous year, Tenant must pay the deficient amount to Landlord within      15      days after Landlord notifies Tenant of the deficient amount.  If the actual costs of the applicable expenses are less than the amounts paid by Tenant for the previous year, Landlord will refund the excess to Tenant or will credit the excess to Tenant's next rent payment.  Tenant may audit or examine those items in Landlord's records that relate to Tenant's obligations under this addendum.  Landlord will promptly refund to Tenant any overpayment revealed by an audit or examination.  If the audit or examination reveals an error of more than 5% over the amounts Landlord collected in a calendar year from Tenant under this addendum, Landlord will pay the reasonable cost of the audit or examination. Landlord may not seek a deficiency from Tenant under this paragraph if Landlord fails to timely provide the required notice.

E.	Special Provisions:

Oakhollow Partners LLC
Landlord	Tenant

By:	By:
Date	Date

Landlord	Tenant

By:	By:
Date	Date

(TAR-2103) 6-7-02	Initialed for identification by Tenants: _____, _____, and Landlord: _____, _____	Page 2 of 2
Produced by Realty One Software, P.O. Box 2489, Amarillo, TX 79105, (806) 342-0217
Provided by David R. Dunn, SIOR, CCIM 08/04/2006 ID: Blank

MODIFICATION OF COMMERCIAL LEASE AGREEMENT

This Modification of Commercial Lease Agreement (the "Modification") is entered into by and between the undersigned Landlord and Tenant, to modify the Commercial Lease Agreement (the "Lease") having an Effective Date of July 23, 2007 , covering the Demised Premises described as Brookhollow/Arlington Addition Blk 2 Lot 3R with an address of 1221 Corporate Dr. E, Arlington, TX 76006 in Tarrant County, Texas. In consideration of the provisions contained herein, Landlord and Tenant agree as follows:

☑      A.    The Base Rent is changed to $   4796.00                           per month beginning   June 1, 2012               .

☑      B.    The Commencement Date of the Lease is changed to or confirmed as ___________________________.

☑      C.    The Expiration Date of the Lease Term is changed to or confirmed as  May 31, 2017                                  .

☑      D.    Paragraph   4A   is changed to read as follows:

Landlord agrees to abate Base Rent for the Months of June 2012, July 2012 and August 2012. Tenant must provide Landlord all paid receipts which must be consistent with the attached bid in scope. Tenant will be allowed to terminate their dumpster requirement per the lease agreement.

EXCEPT as expressly changed by this Modification, all of the provisions set forth in the Lease (as may have been previously modified) are confirmed and ratified and shall remain in full force and effect. All capitalized terms used in this Modification, which are not defined in this Modification, have the meanings given to them in the Lease. This Modification is effective as of the last date beneath the signatures of Landlord and Tenant below.

LANDLORD		TENANT

Oak Hollow Partners		Preferred RX, LLC

By [Signature]:		By [Signature]:
Name:	Laurie Knight	Name:
Title:	Owner	Title:
Date of Execution:		Date of Execution:

ALL GUARANTEES of the Lease shall remain in full force and effect. This Modification is agreed to and accepted by Guarantor for the purpose of confirming and ratifying the continuing validity of the Guarantor's guaranty of the Lease, as amended herein.		GUARANTOR
By [Signature]:
THE BROKERS agree to and accept this Modification.		Name:

PRINCIPAL BROKER		COOPERATING BROKER

Sperry Van Ness Dunn Commercial Mgmt., Inc.

By [Signature]:		By [Signature]:
Name:	David R. Dunn CCIM, SIOR	Name:

Copyright Notice: This form is provided for the use of members of the North Texas Commercial Association of Realtors, Inc. Permission is hereby granted to make limited copies of this form for use in a particular Texas real estate transaction. Contact the NTCAR office to confirm that you are using the current version of this form.